Exhibit 99.1

Date Investor Presentation March 2014

2 The forward-looking statements contained in this presentation are subject to various risks and uncertainties. Although the Company believes the expectations reflected in such forwardlooking statements are based on reasonable assumptions, there can be no assurance that its expectations will be achieved. You should not rely on our forward-looking statements because the matters they describe are subject to known and unknown risks and uncertainties that could cause the Company’s future results, performance, or achievements to differ significantly from the results, performance, or achievements expressed or implied by such statements. Such risks are set forth under the captions “Item 1A. Risk Factors” and “Forward- Looking Statements” in our annual report on Form 10-K and under the caption “Item 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations” (or similar captions) in our quarterly reports on Form 10-Q, and described from time to time in the Company’s filings with the SEC. Forward-looking statements are not guarantees of performance. For forward-looking statements herein, the Company claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. The Company assumes no obligation to update or supplement forwardlooking statements that become untrue because of subsequent events.

Malvern, PA 3 Self Self-storage REIT with expansive national platform 1) Property count as of December 31, 2013. 2) As of December 31, 2013. Market value of common and preferred equity. Book value of debt. 366 526 160 Facilities1 Owned Managed Headquarters $3.5 billion Total Market Cap2 Owned Managed

4 Broad tenant diversification Demand driven by mobility, life change Opportunity for consolidation Unsophisticated competition High operating margins Low cap-ex requirements Attractive industry with favorable economic characteristics Limited new supply REIT market share gains

5 A balanced and disciplined approach Maximize portfolio value through continued focus on customer service and operational advancement Continue to prudently build a portfolio of high high- quality assets assets, with a focus , on targeted markets Maintain investment grade balance sheet that affords broad access to the full array of capital sources External Growth Financial Flexibility Organic Growth

6 Executing on strategic objectives Same-Store Results: NOI1 +9.3% Revenue +7.4% Expenses +3.7% NOI Margin 67% 67%(+120 bps) (+$348 million in acquisitions Improved terms on bank financing agreements totaling $800 million million; completed second $250 million unsecured bond offering. 51 new third-party management contracts $126 million in dispositions $101 million in “at-the-market” equity offering proceeds. Investment grade balance sheet: BBB BBB-/Baa3 /1) Net operating income, or revenues less property operating expenses. Please refer to CubeSmart’s public filings for a detailed explanation of NOI and how it reconciles to a GAAP measure. External Growth Financial Flexibility Organic Growth

7 1) Funds from operations, as adjusted. Please refer to CubeSmart’s public filings for a detailed explanation of FFO and how it reconciles to a GAAP measure. 2) Year-over-year growth for 2013. External Growth Financial Flexibility Organic Growth FFO Per Share1 Growth +23% 2

75.0% 80.0% 85.0% 90.0% 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q Same Store Occupancy 8 Continuation of meaningful occupancy gains 1) Occupancy at period end. 2012 and 2013 data reflects that of the current same-store pool, as constituted on December 31, 2013. Occupancies prior to 2012 reflect those of the 2012 same-store pool, as constituted on December 31, 2012. 1 +380 bps, year over year 88.9%

9 Historically strong revenue and NOI gains Same Same-Store Revenue Growth Growth1 As Reported Same Same-Store NOI Growth Growth1,2 1,2 As Reported 1) Data reflects year-over-year growth rates of the same-store pool as constituted at the time of reporting for each respective period shown. 2) Net operating income, or revenues less property operating expenses. Please refer to CubeSmart’s public filings for a detailed explanation of NOI and how it reconciles to a GAAP measure. 3.6% 3.8% 7.4% 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 2011 2012 2013 Same-Store Revenue Growth, As Reported 5.7% 6.0% 9.3% 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 2011 2012 2013 Same-Store NOI Growth, As Reported

Continuation of operational strength Full Full-Year Guidance Guidance1 $0.98 to $1.02 FFO FFO2 per Share 6.0% to 7.0% NOI Growth 5.0%to 6.0% Revenue Growth 3.0% to 4.0% Expense Growth Same Same-Store Guidance Components: Represents 10% annual growth at the midpoint Driven by occupancy and rate gains Contemplates increases in snow removal costs and real estate taxes Above historical industry averages 1) As provided in the Company’s Earnings Release dated February 27, 2014. 2) Funds from operations, as adjusted. Please refer to CubeSmart’s public filings for a detailed explanation of FFO and how it reconciles to a GAAP measure. 10

11 Redefining service in the self self-storage industry

12 engagement Enhancing the Customer experience at all points of through proprietary systems and processes Reservation Attraction Rental Continued Engagement Sales Center Real-Time Reporting Paperless Leasing In-Store Experience Internet Marketing Revenue Management Website Customer Service

13 Significant evolution over past six years Note: Bubbles sized by revenue. 1) Realized annual rent per occupied sq ft is computed by dividing rental income by the weighted occupied sq ft for the period. 2) Includes transactions closed and announced and under contract as of February 27, 2014. Total Portfolio January 2008 Total Portfolio February 2014 Acquisitions 2008 – February 2014 Dispositions Dispositions, 2008 , – February 2014 1 2 2 2

Acquisitions Acquisitions1,2 1,2 14 Focus on building depth in attractive, high high-barrier barrier-to to-entry markets Investment Activity Since 2008 $1.4 billion 139 Stores 1) Transactions closed or announced and under contract from 2008 through February 27, 2014. 2) Includes 50% interest in HHF JV Dispositions Dispositions1 $422 million 139 Stores Acquisitions, 2008 – February 2014 Dispositions, 2008 – February 2014

Geographic Exposure % of portfolio NOI NOI1 1) Pro forma net operating income; including acquisitions announced and under contract as of February 27, 2014. 15 Targeted investment markets represent 71% of portfolio NOI NOI1

16 Objective of funding growth in manner that maintains or improves metrics Investment Grade Rating As of December 31, 2013 Conservative Metrics 41% Debt / Gross Assets 44% Debt + Preferred / Gross Assets 5.6x Debt1 / EBITDA 6.0x Debt + Preferred1 / EBITDA 7% Secured Debt / Gross Assets As of December 31, 2013 BBB- (Positive) Baa3 (Positive) Well Well-Staggered Debt Maturity Schedule As of December 31, 2013 Weighted Average Maturity 6.5 Years (in thousands) $0 $96,522 $20,307 $12,085 $56,342 $38,600 $200,000 $214,962 $250,000 $250,000 $0 $50,000 $100,000 $150,000 $200,000 $250,000 $300,000 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 and thereafter Secured Unsecured 1) Based on average debt outstanding during 4Q13.

17 Free Cash Flow Private Public Equity Debt OP Units Free Cash Flow Strategic Dispositions Joint Venture Investment Unsecured Bank Financing Private Placement of Unsecured Debt CMBS / Secured Debt Follow-on Common Equity Offering At-The-Market Equity Program Preferred Equity Public Unsecured Debt of capital sources Capital structure affords access to full spectrum Capital Structure As of December 31, 2013 Common Equity 65% Preferred Equity 2% Unsecured Bank Debt 13% Secured Debt 6% Public Unsecured Debt 14% % of Total Market Capitalization 1 1) Market value of common equity. Book value of preferred equity and debt. 0% 25% 50% 75% 100% Gross Assets

 Limited new supply, a widening competitive divide between large and small operators, and consolidation continuing industry Robust organic growth fueled by a focus on customer service and continued enhancement of operational infrastructure Meaningful external growth through a disciplined investment process and a competitive and expanding third party management platform Strategic growth objectives are supported by a healthy balance sheet and access to a broad array of capital sources 18

Date Investor Relations Contact Charles Place Director, Investor Relations 5 Old Lancaster Rd. Malvern, PA 19355 610.535.5700 cplace@cubesmart.com